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                                                                   Exhibit 10.19

                               FOURTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 3rd day of May, 2002 (the "Effective Date"), by and among XTO ENERGY INC. (successor by name change to Cross Timbers Oil Company), a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), JP MORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent for Banks, BANK OF AMERICA, N.A., as Syndication Agent for Banks, JP MORGAN CHASE BANK (successor by merger to The Chase Manhattan Bank), as Documentation Agent for Banks, and FLEET NATIONAL BANK, as Co-Documentation Agent for Banks.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Company, JPMorgan Chase Bank (successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent for Banks, Bank of America N.A., as Syndication Agent for Banks, JPMorgan Chase Bank (successor by merger to The Chase Manhattan Bank), as Documentation Agent for Banks, Fleet National Bank, as Co-Documentation Agent for Banks, and Banks have entered into that certain Revolving Credit Agreement dated as of May 12, 2000 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 20, 2000 among Company and Banks, as amended by that certain Second Amendment to Revolving Credit Agreement dated as of February 16, 2001 among Company and Banks, as amended by that certain Third Amendment to Revolving Credit Agreement dated as of May 1, 2001 among Company and Banks, as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

         WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                           Definitions and References

         1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each

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other similar reference contained in the Loan Agreement shall from and after the
Effective Date refer to the Loan Agreement as amended hereby.

                                   ARTICLE II
                                   Amendments

         2.01. Amendment to Article I; Amendment to Certain Defined Terms. Effective as of the Effective Date, (i) the defined term "Obligation" is amended by inserting the phrase "or the Senior Debt," following the phrase "or the Subordinated Indebtedness" as such phrase appears in such definition and (ii) sub-part (xiii)(b) of the defined term "Permitted Liens" is amended by deleting the amount "$15,000,000" as it appears in such sub-part and substituting the amount "$40,000,000" therefor.

         2.02. Amendment to Section 2.01. Effective as of the Effective Date, sub-part (d) of Section 2.01 of the Loan Agreement is amended by deleting the period at the end of such sub-part (d) and adding thereto the following:

         "and (vi) to prepay or redeem Subordinated Indebtedness in accordance with the last sentence of Section 9.19."

         2.03. Amendment to Section 9.01. Effective as of the Effective Date, sub-part (xii) of Section 9.01 of the Loan Agreement is amended and restated in its entirety as follows:

         "Indebtedness of the Company and the Subsidiaries (in the aggregate) incurred subsequent to May 1, 2002, and not otherwise permitted hereunder, not exceeding $25,000,000 at any one time outstanding exclusive of any Indebtedness between Company and the Subsidiaries,"

         2.04.    Amendment to Section 9.19. Effective as of the Effective Date,
Section 9.19 of the Loan Agreement is amended by deleting the last sentence in
Section 9.19 and substituting the following sentence therefor:

         "Notwithstanding the foregoing, provided that no Event of Default exists or will occur as a result of the actions taken by Company permitted hereby and no Borrowing Base Deficiency exists, without the prior consent of Banks, after January 1, 2002, Company may prepay or redeem (with or without a premium and in whole or in part) the Subordinated Indebtedness under the April 1997 Indenture and/or the October 1997 Indenture."

                                   ARTICLE III
                               Condition Precedent

         3.01. Counterparts; Conditions to Effectiveness. This instrument shall become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and Majority

                                       2

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Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

         3.02. Amendment Fee. Upon Administrative Agent's receipt of duly executed counterparts hereof signed by Company and Majority Banks, Company shall pay to Administrative Agent a fee in the amount $2,500 for each Bank that has executed a counterpart of this Amendment and delivered such counterpart of this Amendment to Administrative Bank on or before May 3, 2002. Administrative Agent shall distribute such fee to such Banks who have executed, and delivered to Administrative Bank on or before the prescribed date, its counterpart of this Amendment. The fee payable under this Section 3.02 shall be paid by Company to Administrative Agent within three (3) Business Days after Company's receipt of Administrative Agent's written request or invoice for same.

                                   ARTICLE IV
                  Ratifications, Representations and Warranties

         4.01. Ratifications. The terms and provisions set forth herein shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         4.02. Representations, Warranties and Agreements. Company hereby represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.

                                    ARTICLE V
                           Ratifications by Guarantors

         5.01. Ratification by Guarantors. CT Trading and the Gas Marketing Subsidiaries (collectively, the "Guarantors") hereby acknowledge and agree to the

                                       3

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terms hereof and hereby ratify and reaffirm all of their respective obligations under their unconditional guaranties of the Loan and Obligation (the "Guaranties"). Guarantors also hereby agree that nothing in this Amendment shall adversely affect any right or remedy of Banks under the Guaranties and that the execution and delivery of this Amendment shall in no way change or modify their respective obligations as guarantor under the Guaranties. Although the Guarantors have been informed by Company of the matters set forth in this Amendment and the Guarantors have acknowledged and agreed to the same, the Guarantors understand that Banks have no duty to notify Guarantors or to seek Guarantors' acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.

                                   ARTICLE VI
                            Miscellaneous Provisions

         6.01. Reference to Loan Agreement. The other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.02. Expenses of Agents. As provided in the Loan Agreement, Company agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

         6.03. Counterparts. This instrument may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.04. Headings. The headings, captions, and arrangements used herein are for convenience only and shall not affect the interpretation of this instrument.

         6.05. Applicable Law. THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

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         6.06.    Final Agreement. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE
OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

         IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

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                          COMPANY:

                          XTO ENERGY COMPANY, INC.,
                          a Delaware corporation


                          By:                   JOHN O'REAR
                                --------------------------------------------
                                John O'Rear, Vice President and Treasurer


                          GUARANTORS:

                          CROSS TIMBERS TRADING COMPANY,
                          a Texas corporation


                          By:                   JOHN O'REAR
                                --------------------------------------------
                                John O'Rear, Vice President and Treasurer


                          RINGWOOD GATHERING COMPANY,
                          a Delaware corporation


                          By:                 LOUIS G. BALDWIN
                                --------------------------------------------
                                Louis G. Baldwin, Vice President and Treasurer


                          CROSS TIMBERS ENERGY SERVICES, INC.,
                          A Texas corporation


                          By:                 LOUIS G. BALDWIN
                                --------------------------------------------
                                Louis G. Baldwin, Vice President and Treasurer


                          TIMBERLAND GATHERING & PROCESSING COMPANY,
                          INC., a Texas corporation


                          By:                 LOUIS G. BALDWIN
                                --------------------------------------------
                                Louis G. Baldwin, Vice President and Treasurer

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                          BANKS:


                          JP MORGAN CHASE BANK


                          By:              ROBERT C. MORTENSOTTO
                                --------------------------------------------
                                Robert C. Mortensotto, Managing Director


                          BANK OF AMERICA, N.A.


                          By:                  RICHARD STEIN
                                --------------------------------------------
                                Richard Stein
                                Principal


                          FLEET NATIONAL BANK


                          By:               JEFFREY H. RATHKAMP
                                --------------------------------------------
                                Jeffrey H. Rathkamp
                                Vice President


                          ABN-AMRO BANK N.V., HOUSTON AGENCY

                          By:   ABN-AMRO NORTH AMERICA, INC.

                          By:                  JAMIE A. CONN
                                --------------------------------------------
                                Jamie A. Conn
                                Group Vice President

                          By:                   JOHN D. REED
                                --------------------------------------------
                                John D. Reed
                                Vice President


                          BANK ONE, NA


                          By:                   MARK CRANMER
                                --------------------------------------------
                                W. M. (Mark) Cranmer, Vice President

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                          BNP PARIBAS


                          By:                    DAVID DODD
                                --------------------------------------------
                                David Dodd
                                Director

                          By:                   BETSY JOCHER
                                --------------------------------------------
                                Betsy Jocher
                                Vice President


                          WACHOVIA BANK, NATIONAL ASSOCIATION
                          (f/k/a First Union National Bank)


                          By:               ROBERT R. WETTEROFF
                                --------------------------------------------
                                Robert R. Wetteroff
                                Senior Vice President


                          BANK OF MONTREAL


                          By:                 JAMES V. DUCOTE
                                --------------------------------------------
                                James V. Ducote
                                Director


                          THE BANK OF NEW YORK


                          By:                RAYMOND J. PALMER
                                --------------------------------------------
                                Raymond J. Palmer
                                Vice President


                          THE BANK OF NOVA SCOTIA


                          By:                     N. BELL
                                --------------------------------------------
                                N. Bell, Senior Manager

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                          BANK OF SCOTLAND


                          By:                  JOSEPH FRATUS
                                --------------------------------------------
                                Joseph Fratus
                                Vice President


                          COMERICA BANK-TEXAS


                          By:                 MICHELE L. JONES
                                --------------------------------------------
                                Michele L. Jones
                                Vice President


                          CREDIT LYONNAIS NEW YORK BRANCH


                          By:                BERNARD WEYMULLER
                                --------------------------------------------
                                Bernard Weymuller
                                Senior Vice President


                          FORTIS CAPITAL CORP.
                          (f/k/a MeesPierson Capital Corp.)


                          By:                 DEIRDRE SANBORN
                                --------------------------------------------
                                Deirdre Sanborn
                                Vice President

                          By:                DARRELL W. HOLLEY
                                --------------------------------------------
                                Darrell W. Holley
                                Managing Director


                          NATEXIS BANQUES POPULAIRES
                          (f/k/a NATEXIS Banque)


                          By:               DONOVAN C. BROUSSARD
                                --------------------------------------------
                                Donovan C. Broussard
                                Vice President

                          By:                RENAUD J. D'HERBES
                                --------------------------------------------
                                Renaud J. d'Herbes
                                Senior Vice President and Regional Manager

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                          U. S. BANK NATIONAL ASSOCIATION


                          By:                 MARK E. THOMPSON
                                --------------------------------------------
                                Mark E. Thompson, Vice President


                          WELLS FARGO BANK (TEXAS), N.A.


                          By:                CHARLES D. KIRKHAM
                                --------------------------------------------
                                Charles D. Kirkham, Vice President


                          MIZUHO CORPORATE BANK, LTD.
                          (f/k/a Fuji Bank, Ltd.)


                          By:                 THOMAS W. BOYLAN
                                --------------------------------------------
                                Thomas W. Boylan
                                VP & Sr. Team Leader


                          THE FROST NATIONAL BANK


                          By:                  STEWART ALCORN
                                --------------------------------------------
                                Stewart Alcorn
                                Market President


                          SUMITOMO MITSUI BANKING CORPORATION


                          By:                 WILLIAM M. GINN
                                --------------------------------------------
                                William M. Ginn
                                General Manager